UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-Q

       QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT
                               INVESTMENT COMPANY

                  Investment Company Act file number 811-22442
                                                    -----------

                    First Trust High Income Long/Short Fund
         --------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
         --------------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.

                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
         --------------------------------------------------------------
                    (Name and address of agent for service)

        Registrant's telephone number, including area code: 630-765-8000
                                                           --------------

                      Date of fiscal year end: October 31
                                              ------------

                    Date of reporting period: July 31, 2013
                                             ---------------

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (ss.ss. 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. SCHEDULE OF INVESTMENTS. The Schedule of Investments is attached herewith.

FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
PORTFOLIO OF INVESTMENTS
JULY 31, 2013 (UNAUDITED)

   PRINCIPAL                                                   STATED          STATED
     VALUE                      DESCRIPTION                    COUPON         MATURITY          VALUE
----------------  ---------------------------------------  --------------  --------------  ---------------

CORPORATE BONDS AND NOTES - 82.8%

                  AUTOMOTIVE - 4.4%
$        334,000  Chrysler Group LLC/Chrysler Group
                      Co-Issuer, Inc. ...................      8.00%          06/15/19     $       366,148
       4,367,000  Chrysler Group LLC/Chrysler Group
                      Co-Issuer, Inc. ...................      8.25%          06/15/21           4,880,123
       2,376,000  Ford Motor Co. (a).....................      9.22%          09/15/21           3,022,678
         553,000  Ford Motor Co. (a).....................      8.90%          01/15/32             726,885
       3,000,000  Ford Motor Co. (a).....................      7.75%          06/15/43           3,468,768
       2,480,000  Ford Motor Co. (a).....................      9.98%          02/15/47           3,470,529
          21,432  General Motors Unsecured Claim Trust
                      Units (Transferable) (b)                  N/A             N/A                699,755
       1,400,000  Goodyear Tire & Rubber (The) Co. ......      6.50%          03/01/21           1,471,750
       5,396,000  Goodyear Tire & Rubber (The) Co. (a)...      7.00%          05/15/22           5,760,230
       4,872,000  Navistar International Corp. (a).......      8.25%          11/01/21           5,005,980
       1,682,000  Tomkins Inc., LLC .....................      9.00%          10/01/18           1,841,790
                                                                                           ---------------
                                                                                                30,714,636
                                                                                           ---------------

                  BANKING - 3.8%
       2,285,000  Ally Financial, Inc. (a)...............      8.00%          11/01/31           2,776,275
         740,000  Ally Financial, Inc. (a)...............      8.00%          11/01/31             888,000
       5,610,000  Bank of America Corp. (a)..............      7.63%          06/01/19           6,856,626
       6,750,000  Deutsche Postbank Funding Trust IV
                      (EUR) (c) (d)......................      5.98%            (e)              8,800,288
       3,250,000  Dresdner Funding Trust I (f)...........      8.15%          06/30/31           3,258,125
       4,200,000  Fifth Third Capital Trust IV (a) (d)...      6.50%          04/15/37           4,215,750
                                                                                           ---------------
                                                                                                26,795,064
                                                                                           ---------------

                  BASIC INDUSTRY - 9.4%
       4,500,000  AK Steel Corp. (a).....................      8.38%          04/01/22           3,847,500
       5,250,000  Aleris International, Inc. (a).........      7.63%          02/15/18           5,545,312
       3,450,000  Alpha Natural Resources, Inc. .........      6.00%          06/01/19           2,975,625
       1,255,000  Arch Coal, Inc. .......................      7.00%          06/15/19           1,032,238
       1,428,000  Arch Coal, Inc. .......................      7.25%          10/01/20           1,170,960
       1,125,000  Arch Coal, Inc. .......................      7.25%          06/15/21             919,688
       4,405,000  Associated Materials LLC (a)...........      9.13%          11/01/17           4,773,919
       3,635,000  Boise Paper Holdings LLC/Boise Finance
                      Co. (a) ...........................      9.00%          11/01/17           3,857,644
       1,700,000  Cloud Peak Energy Resources Corp.,
                      LLC (a)............................      8.25%          12/15/17           1,802,000
       6,500,000  Hexion U.S. Finance Corp./Hexion Nova
                      Scotia Finance ULC (a).............      8.88%          02/01/18           6,792,500
       8,655,000  Huntsman International LLC (a).........      8.63%          03/15/21           9,801,787
       1,695,000  Momentive Performance Materials Inc ...     10.00%          10/15/20           1,822,125
       3,245,000  Polypore International, Inc. (a).......      7.50%          11/15/17           3,439,700
       5,150,000  Texas Industries, Inc. (a).............      9.25%          08/15/20           5,632,812
       4,000,000  United States Steel Corp. .............      7.38%          04/01/20           4,090,000
       1,500,000  US Coatings Acquisition, Inc. (f)......      7.38%          05/01/21           1,560,000
       4,000,000  USG Corp. (a)..........................      6.30%          11/15/16           4,160,000


                See Notes to Quarterly Portfolio of Investments           Page 1

FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JULY 31, 2013 (UNAUDITED)

   PRINCIPAL                                                   STATED          STATED
     VALUE                      DESCRIPTION                    COUPON         MATURITY          VALUE
----------------  ---------------------------------------  --------------  --------------  ---------------

CORPORATE BONDS AND NOTES (CONTINUED)

                  BASIC INDUSTRY (CONTINUED)
$      1,878,000  USG Corp. (f)..........................      8.38%          10/15/18     $     2,061,105
                                                                                           ---------------
                                                                                                65,284,915
                                                                                           ---------------

                  CAPITAL GOODS - 6.1%
       2,000,000  Ducommun, Inc. (a).....................      9.75%          07/15/18           2,230,000
       5,000,000  Manitowoc Co., Inc. (a)................      8.50%          11/01/20           5,650,000
       3,625,000  Mcron Finance Sub LLC/ Mcron Finance
                      Corp. (f) .........................      8.38%          05/15/19           3,960,312
       2,945,000  Milacron LLC/Mcron Finance Corp. (f)...      7.75%          02/15/21           3,018,625
       3,760,000  Mueller Water Products, Inc. (a).......      7.38%          06/01/17           3,877,500
       7,500,000  Reynolds Group Issuer, Inc., LLC (a)...      8.50%          05/15/18           7,837,500
       2,085,000  Reynolds Group Issuer, Inc., LLC (a)...      9.88%          08/15/19           2,262,225
       4,050,000  Terex Corp. ...........................      6.00%          05/15/21           4,171,500
       4,000,000  Transdigm, Inc. (a)....................      7.75%          12/15/18           4,285,000
       4,650,000  Triumph Group, Inc. (a)................      8.63%          07/15/18           5,080,125
                                                                                           ---------------
                                                                                                42,372,787
                                                                                           ---------------

                  CONSUMER NON-CYCLICAL - 1.0%
       3,990,000  Post Holdings, Inc. (f)................      7.38%          02/15/22           4,299,225
       2,240,000  Smithfield Foods, Inc. (a).............      6.63%          08/15/22           2,374,400
                                                                                           ---------------
                                                                                                 6,673,625
                                                                                           ---------------

                  ENERGY - 9.2%
       1,150,000  Atlas Pipeline Partners L.P./Atlas
                      Pipeline Finance Corp. (f) ........      4.75%          11/15/21           1,060,875
       2,535,000  Atlas Pipeline Partners L.P./Atlas
                      Pipeline Finance Corp. (f) ........      5.88%          08/01/23           2,433,600
       3,540,000  Basic Energy Services, Inc. ...........      7.75%          10/15/22           3,531,150
       3,974,000  Berry Petroleum Co. (a)................      6.75%          11/01/20           4,132,960
         600,000  Chesapeake Energy Corp. (a)............      7.25%          12/15/18             679,500
       1,970,000  Chesapeake Energy Corp. (a)............      6.63%          08/15/20           2,147,300
       6,600,000  Chesapeake Energy Corp. (a)............      5.38%          06/15/21           6,600,000
       4,135,000  EP Energy LLC/EP Energy Finance,
                      Inc. (a) ..........................      9.38%          05/01/20           4,713,900
       3,000,000  Ferrellgas Finance Corp., L.P. (a).....      6.50%          05/01/21           3,045,000
         800,000  Frontier Oil Corp. (a).................      6.88%          11/15/18             856,000
       3,960,000  Hornbeck Offshore Services, Inc. (f)...      5.00%          03/01/21           3,821,400
       2,636,000  Linn Energy LLC/Linn Energy Finance
                      Corp. (f) .........................      6.25%          11/01/19           2,491,020
       4,240,000  Linn Energy LLC/Linn Energy Finance
                      Corp. .............................      8.63%          04/15/20           4,430,800
       5,500,000  PHI, Inc. (a)..........................      8.63%          10/15/18           5,775,000
       5,900,000  Plains Exploration & Production Co. ...      6.50%          11/15/20           6,356,984
       3,248,000  Samson Investment Co. (f)..............      10.00%         02/15/20           3,459,120
       4,750,000  Swift Energy Co. ......................      8.88%          01/15/20           4,999,375
       3,425,000  Targa Resources Partners L.P./Targa
                      Resources Partners Finance
                      Corp. (a) .........................      7.88%          10/15/18           3,716,125
                                                                                           ---------------
                                                                                                64,250,109
                                                                                           ---------------


Page 2          See Notes to Quarterly Portfolio of Investments

FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JULY 31, 2013 (UNAUDITED)

   PRINCIPAL                                                   STATED          STATED
     VALUE                      DESCRIPTION                    COUPON         MATURITY          VALUE
----------------  ---------------------------------------  --------------  --------------  ---------------

CORPORATE BONDS AND NOTES (CONTINUED)

                  FINANCIAL SERVICES - 6.2%
$      8,000,000  CIT Group, Inc. .......................      4.25%          08/15/17     $     8,210,000
      10,500,000  GE Capital Trust IV (EUR) (c) (d)......      4.63%          09/15/66          13,945,019
         410,000  General Electric Capital Corp.
                      (EUR) (c) (d) .....................      5.50%          09/15/67             563,023
       3,500,000  Icahn Enterprises L.P./Icahn
                      Enterprises Finance Corp. .........      8.00%          01/15/18           3,705,625
       8,000,000  SLM Corp. (a)..........................      8.00%          03/25/20           8,950,000
       5,000,000  Springleaf Finance Corp. (a)...........      6.90%          12/15/17           5,050,000
       2,395,000  Springleaf Finance Corp. (f)...........      6.00%          06/01/20           2,221,363
         700,000  Textron Financial Corp. (d) (f)........      6.00%          02/15/67             623,000
                                                                                           ---------------
                                                                                                43,268,030
                                                                                           ---------------

                  HEALTHCARE - 2.6%
       5,074,000  Alere, Inc. (f)........................      7.25%          07/01/18           5,530,660
         665,000  Alere, Inc. (f)........................      6.50%          06/15/20             682,456
       2,500,000  Davita Healthcare Partners, Inc. ......      5.75%          08/15/22           2,546,875
       5,600,000  HCA Holdings, Inc. ....................      7.75%          05/15/21           6,104,000
       3,150,000  Kinetic Concepts, Inc./KCI USA, Inc. ..     10.50%          11/01/18           3,480,750
                                                                                           ---------------
                                                                                                18,344,741
                                                                                           ---------------

                  INSURANCE - 8.0%
       2,450,000  American International Group, Inc.
                      (EUR) (c) (d) .....................      8.00%          05/22/38           3,777,197
       1,800,000  American International Group, Inc.
                      (EUR) (c) (d) .....................      4.88%          03/15/67           2,259,358
       3,050,000  American International Group, Inc.
                      (GBP) (c) (d) .....................      8.63%          05/22/38           5,454,136
      10,950,000  American International Group, Inc.
                      (GBP) (c) (d) .....................      5.75%          03/15/67          15,808,249
       5,000,000  CHUBB Corp. (a) (d)....................      6.38%          03/29/67           5,437,500
      11,000,000  Glen Meadow Pass Through
                      Trust (d) (f)......................      6.51%          02/12/67          10,505,000
       6,500,000  Liberty Mutual Group, Inc. (d) (f).....      7.00%          03/15/37           6,743,750
       3,500,000  Lincoln National Corp. (a) (d).........      7.00%          05/17/66           3,622,500
       1,800,000  Lincoln National Corp. (a) (d).........      6.05%          04/20/67           1,809,000
                                                                                           ---------------
                                                                                                55,416,690
                                                                                           ---------------

                  MEDIA - 1.8%
       3,895,000  CCO Holdings LLC/CCO Holdings Capital
                      Corp. .............................      5.75%          01/15/24           3,651,563
       3,931,000  Clear Channel Communications,
                      Inc. (a)...........................      5.50%          12/15/16           3,164,455
       1,800,000  Clear Channel Communications,
                      Inc. (a)...........................      9.00%          03/01/21           1,782,000
         456,000  Clear Channel Worldwide Holdings,
                      Inc. ..............................      7.63%          03/15/20             478,800
       3,193,000  Clear Channel Worldwide Holdings,
                      Inc. (a) ..........................      7.63%          03/15/20           3,384,580
                                                                                           ---------------
                                                                                                12,461,398
                                                                                           ---------------

                  SERVICES - 18.0%
       4,432,448  American Airlines Pass Through Trust
                      2001-01 (g) .......................      6.98%          05/23/21           4,388,124
       1,095,000  Ashtead Capital, Inc. (f)..............      6.50%          07/15/22           1,168,913


                See Notes to Quarterly Portfolio of Investments           Page 3

FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JULY 31, 2013 (UNAUDITED)

   PRINCIPAL                                                   STATED          STATED
     VALUE                      DESCRIPTION                    COUPON         MATURITY          VALUE
----------------  ---------------------------------------  --------------  --------------  ---------------

CORPORATE BONDS AND NOTES (CONTINUED)

                  SERVICES (CONTINUED)
$      1,426,000  Avis Budget Car Rental LLC/Avis Budget
                      Finance, Inc. .....................      8.25%          01/15/19     $     1,565,035
       4,915,000  Avis Budget Car Rental LLC/Avis Budget
                      Finance, Inc. (f)..................      5.50%          04/01/23           4,865,850
       6,500,000  Beazer Homes USA, Inc. (a).............      8.13%          06/15/16           7,182,500
         757,000  Caesars Entertainment Operating Co.,
                      Inc. (f)...........................      9.00%          02/15/20             711,580
         992,000  Caesars Operating Escrow LLC/Caesars
                      Escrow Corp. (f)...................      9.00%          02/15/20             932,480
      10,397,000  Caesars Operating Escrow LLC/Caesars
                      Escrow Corp. (f)...................      9.00%          02/15/20           9,851,157
       4,893,148  Continental Airlines 2003-ERJ1 Pass
                      Through Trust......................      7.88%          07/02/18           5,235,668
       2,426,298  Continental Airlines 2005-ERJ1 Pass
                      Through Trust......................      9.80%          04/01/21           2,711,388
       1,587,751  Delta Air Lines 2009-1 Series B Pass
                      Through Trust......................      9.75%          12/17/16           1,746,526
       8,000,000  Hertz (The) Corp. .....................      7.50%          10/15/18           8,740,000
       5,250,000  Iron Mountain, Inc. (a)................      8.38%          08/15/21           5,715,937
       3,500,000  Isle of Capri Casinos, Inc. (a)........      7.75%          03/15/19           3,679,375
       4,160,000  K Hovnanian Enterprises, Inc. (f)......      7.25%          10/15/20           4,503,200
       3,479,000  KB Home ...............................      7.50%          09/15/22           3,748,622
       9,175,000  MGM Resorts International .............      6.75%          10/01/20           9,782,844
       3,500,000  Mohegan Tribal Gaming Authority (f)....     10.50%          12/15/16           3,508,750
       3,074,652  Northwest Airlines 2001-1 Class B Pass
                      Through Trust......................      7.69%          04/01/17           3,382,118
       4,127,000  Pinnacle Entertainment, Inc. ..........      7.75%          04/01/22           4,343,667
       1,780,000  Pulte Group, Inc. (a)..................      7.63%          10/15/17           2,029,200
       4,570,000  Pulte Group, Inc. (a)..................      7.88%          06/15/32           5,004,150
       3,319,000  Shea Homes L.P./Shea Homes Funding
                      Corp. .............................      8.63%          05/15/19           3,667,495
       5,500,000  Standard Pacific Corp. (a).............      8.38%          05/15/18           6,393,750
       2,597,986  UAL 2009-2B Pass Through Trust (f).....     12.00%          01/15/16           2,916,240
         375,000  United Rentals North America, Inc. ....      7.38%          05/15/20             415,313
       7,062,000  United Rentals North America, Inc.
                      (a)................................      8.38%          09/15/20           7,821,165
         367,000  United Rentals North America, Inc. ....      7.63%          04/15/22             411,040
       6,712,290  US Airways 2000-3C Pass Through
                      Trust .............................      8.39%          03/01/22           7,047,904
       2,000,000  US Airways Group, Inc. ................      6.13%          06/01/18           1,925,000
                                                                                           ---------------
                                                                                               125,394,991
                                                                                           ---------------

                  TECHNOLOGY & ELECTRONICS - 5.0%
       5,500,000  Alcatel-Lucent USA, Inc. (a)...........      6.45%          03/15/29           4,372,500
       5,675,000  CommScope, Inc. (f)....................      8.25%          01/15/19           6,256,688
       9,050,000  First Data Corp. (f)...................      8.88%          08/15/20           9,955,000
       4,175,000  First Data Corp. (f)...................     10.63%          06/15/21           4,258,500
         637,000  Freescale Semiconductor, Inc. (f)......     10.13%          03/15/18             700,700
       2,950,000  Freescale Semiconductor, Inc. (f)......      5.00%          05/15/21           2,854,125


Page 4          See Notes to Quarterly Portfolio of Investments

FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JULY 31, 2013 (UNAUDITED)

   PRINCIPAL                                                   STATED          STATED
     VALUE                      DESCRIPTION                    COUPON         MATURITY          VALUE
----------------  ---------------------------------------  --------------  --------------  ---------------

CORPORATE BONDS AND NOTES (CONTINUED)

                  TECHNOLOGY & ELECTRONICS (CONTINUED)
$      6,460,000  Sungard Data Systems, Inc. ............      6.63%          11/01/19     $     6,734,550
                                                                                           ---------------
                                                                                                35,132,063
                                                                                           ---------------

                  TELECOMMUNICATIONS - 4.7%
       2,500,000  Frontier Communications Corp. (a)......      9.00%          08/15/31           2,462,500
       2,411,000  Hughes Satellite Systems Corp. (a).....      7.63%          06/15/21           2,621,963
       3,500,000  MetroPCS Wireless, Inc. (a)............      7.88%          09/01/18           3,815,000
       8,830,000  Sprint Capital Corp. (a)...............      8.75%          03/15/32           9,359,800
         550,000  Sprint Communications, Inc. ...........      6.00%          11/15/22             532,125
       2,600,000  Sprint Nextel Corp. ...................      9.13%          03/01/17           3,009,500
       6,000,000  Sprint Nextel Corp. (a)................      9.25%          04/15/22           7,200,000
       2,428,000  Viasat, Inc. ..........................      6.88%          06/15/20           2,591,890
       1,500,000  Windstream Corp. ......................      6.38%          08/01/23           1,432,500
                                                                                           ---------------
                                                                                                33,025,278
                                                                                           ---------------

                  UTILITY - 2.6%
       6,736,000  Calpine Corp. (f)......................      7.88%          07/31/20           7,342,240
       3,350,000  Energy Future Intermediate Holding Co.,
                      LLC/Energy Future Intermediate
                      Holding Finance, Inc. (a)..........     10.00%          12/01/20           3,643,125
       5,000,000  NRG Energy, Inc. (a)...................      8.25%          09/01/20           5,575,000
       2,150,000  Texas Competitive Electric Holdings Co.
                      LLC/Texas Competitive Electric
                      Holdings Finance, Inc. (f).........     11.50%          10/01/20           1,623,250
                                                                                           ---------------
                                                                                                18,183,615
                                                                                           ---------------
                  TOTAL CORPORATE BONDS AND NOTES........................................      577,317,942
                  (Cost $546,992,434)                                                      ---------------

   PRINCIPAL
     VALUE
     (LOCAL                                                    STATED          STATED           VALUE
   CURRENCY)                    DESCRIPTION                    COUPON         MATURITY      (US DOLLARS)
----------------  ---------------------------------------  --------------  --------------  ---------------

FOREIGN CORPORATE BONDS AND NOTES - 30.6%

                  AUTOMOTIVE - 1.6%
       7,450,000  Banque PSA Finance S.A. (USD) (f)......      5.75%          04/04/21           7,173,322
       4,120,000  Schaeffler Finance B.V. (USD) (f)......      4.75%          05/15/21           4,017,000
                                                                                           ---------------
                                                                                                11,190,322
                                                                                           ---------------

                  BANKING - 8.5%
       6,500,000  ABN AMRO Bank N.V. (EUR) (d)...........      4.31%            (e)              8,192,017
       2,975,000  Ageas Hybrid Financing S.A. (EUR) (d)..      5.13%            (e)              3,898,434
       3,500,000  Banco do Brasil S.A. (USD) (f).........      5.88%          01/19/23           3,384,500
       2,200,000  Barclays Bank PLC (GBP) ...............     10.00%          05/21/21           4,410,470
       2,000,000  Belfius Funding N.V. (GBP) (h).........      1.21%          02/09/17           2,498,758
       8,264,000  Canada Square Operations PLC (GBP)
                      (d)................................      7.50%            (e)             12,490,731
       5,325,000  HBOS Capital Funding L.P. (GBP) (d)....      6.46%            (e)              7,837,436
       4,350,000  Industrial Senior Trust (USD) (f)......      5.50%          11/01/22           4,154,250


                See Notes to Quarterly Portfolio of Investments           Page 5

FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JULY 31, 2013 (UNAUDITED)

   PRINCIPAL
     VALUE
     (LOCAL                                                    STATED          STATED           VALUE
   CURRENCY)                    DESCRIPTION                    COUPON         MATURITY      (US DOLLARS)
----------------  ---------------------------------------  --------------  --------------  ---------------

FOREIGN CORPORATE BONDS AND NOTES (CONTINUED)

                  BANKING (CONTINUED)
       2,100,000  Mizuho Capital Investment, Ltd.
                      (USD) (a) (d) (f)..................     14.95%            (e)        $     2,341,500
       3,000,000  National Westminster Bank PLC
                      (GBP) (d)..........................      5.98%            (e)              3,523,238
       3,000,000  Royal Bank of Scotland N.V. (EUR) (h)..      4.70%          06/10/19           3,891,283
       2,250,000  UT2 Funding PLC (EUR) .................      5.32%          06/30/16           2,866,080
                                                                                           ---------------
                                                                                                59,488,697
                                                                                           ---------------

                  BASIC INDUSTRY - 6.6%
       3,868,000  Aperam (USD) (f).......................      7.38%          04/01/16           3,742,290
       2,648,000  Arcelormittal (USD) (a)................      6.75%          02/25/22           2,753,920
       3,592,000  Arcelormittal (USD) (a)................      7.50%          10/15/39           3,421,380
         185,000  Arcelormittal (USD) ...................      7.25%          03/01/41             173,206
       3,451,000  Boart Longyear Management Pty., Ltd.
                      (USD) (f)..........................      7.00%          04/01/21           3,140,410
       4,000,000  Cemex Espana Luxembourg (USD) (f)......      9.25%          05/12/20           4,390,000
       3,135,000  FMG Resources Pty, Ltd. (USD) (f)......      7.00%          11/01/15           3,221,213
       2,694,628  INEOS Group Holdings PLC (EUR) ........      7.88%          02/15/16           3,634,098
       6,300,000  Novelis, Inc. (USD) (a)................      8.75%          12/15/20           6,977,250
       3,700,000  Severstal OAO Via Steel Capital S.A.
                      (USD) (f)..........................      5.90%          10/17/22           3,431,750
       4,200,000  Stora Enso Oyj (USD) (f)...............      7.25%          04/15/36           3,969,000
       6,785,000  Vedanta Resources PLC (USD) (f)........      8.25%          06/07/21           7,120,009
                                                                                           ---------------
                                                                                                45,974,526
                                                                                           ---------------

                  CAPITAL GOODS - 1.5%
       3,000,000  Albea Beauty Holdings S.A. (USD) (f)...      8.38%          11/01/19           3,067,500
       3,000,000  Ardagh Packaging Finance (EUR) ........      9.25%          10/15/20           4,290,390
       2,775,000  Bombardier, Inc. (USD) (f).............      6.13%          01/15/23           2,851,312
                                                                                           ---------------
                                                                                                10,209,202
                                                                                           ---------------

                  CONSUMER NON-CYCLICAL - 2.1%
       6,000,000  JBS Finance II Ltd. (USD) (f)..........      8.25%          01/29/18           6,375,000
       5,900,000  Minerva Luxembourg S.A. (USD) (f)......      7.75%          01/31/23           5,737,750
       3,000,000  Virgolino de Oliveira Finance Ltd.
                      (USD) (f)..........................     11.75%          02/09/22           2,445,000
                                                                                           ---------------
                                                                                                14,557,750
                                                                                           ---------------

                  ENERGY - 3.0%
       7,840,000  CHC Helicopter S.A. (USD) (a)..........      9.25%          10/15/20           8,212,400
       3,750,000  Georgian Oil and Gas Corp. (USD) (f)...      6.88%          05/16/17           3,871,875
       5,600,000  OGX Austria Gmbh (USD) (f).............      8.50%          06/01/18           1,176,000
       3,855,000  Petroleos de Venezuela S.A. (USD) .....     12.75%          02/17/22           3,845,363
       1,700,000  Precision Drilling Corp. (USD) ........      6.63%          11/15/20           1,793,500
       1,750,000  Precision Drilling Corp. (USD) ........      6.50%          12/15/21           1,855,000
                                                                                           ---------------
                                                                                                20,754,138
                                                                                           ---------------


Page 6          See Notes to Quarterly Portfolio of Investments

FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JULY 31, 2013 (UNAUDITED)

   PRINCIPAL
     VALUE
     (LOCAL                                                    STATED          STATED           VALUE
   CURRENCY)                    DESCRIPTION                    COUPON         MATURITY      (US DOLLARS)
----------------  ---------------------------------------  --------------  --------------  ---------------

FOREIGN CORPORATE BONDS AND NOTES (CONTINUED)

                  HEALTHCARE - 1.0%
       6,550,000  VPII Escrow Corp. (USD) (f)............      7.50%          07/15/21     $     7,057,625
                                                                                           ---------------

                  INSURANCE - 2.4%
       1,650,000  Aviva PLC (EUR) (d)....................      6.88%          05/22/38           2,433,952
       3,500,000  CNP Assurances (EUR) (d)...............      5.25%            (e)              3,841,395
       5,000,000  ING Groep N.V. (GBP) (d)...............      5.14%            (e)              7,165,135
       3,500,000  Oil Insurance Ltd. (USD) (f) (h).......      3.26%            (e)              3,204,803
                                                                                           ---------------
                                                                                                16,645,285
                                                                                           ---------------

                  SERVICES - 2.7%
       1,110,000  CEVA Group PLC (GBP) (f)...............      8.38%          12/01/17           1,121,100
       5,250,000  Hapag-Lloyd AG (USD) (f)...............      9.75%          10/15/17           5,565,000
       5,755,000  Royal Caribbean Cruises Ltd.
                      (USD) (a)..........................      7.50%          10/15/27           6,316,113
       5,930,000  Ukraine Railways Via Shortline PLC
                      (USD) (f)..........................      9.50%          05/21/18           5,589,025
                                                                                           ---------------
                                                                                                18,591,238
                                                                                           ---------------

                  TELECOMMUNICATIONS - 1.2%
       2,408,000  En Germany Holdings B.V. (EUR) ........     10.75%          11/15/15           3,043,316
       4,359,000  Intelsat Luxembourg S.A. (USD) (f).....      7.75%          06/01/21           4,604,194
       1,055,000  Intelsat Luxembourg S.A. (USD) (f).....      8.13%          06/01/23           1,138,081
                                                                                           ---------------
                                                                                                 8,785,591
                                                                                           ---------------
                  TOTAL FOREIGN CORPORATE BONDS AND NOTES...............................       213,254,374
                  (Cost $211,645,413)                                                      ---------------

   PRINCIPAL                                                                   STATED
     VALUE                      DESCRIPTION                   RATE (i)      MATURITY (j)        VALUE
----------------  ---------------------------------------  --------------  --------------  ---------------

SENIOR FLOATING-RATE LOAN INTERESTS - 2.6%

                  AUTOMOTIVE - 1.3%
$      7,118,352  Allison Transmission, Inc. ............      3.20%          08/07/17           7,162,771
       1,743,750  Navistar, Inc. Term Loan B ............      5.75%          08/17/17           1,775,713
                                                                                           ---------------
                                                                                                 8,938,484
                                                                                           ---------------

                  ENERGY - 0.8%
       5,895,087  Meg Energy Term Loan ..................      3.75%          03/31/20           5,928,277
                                                                                           ---------------

                  REAL ESTATE - 0.1%
         395,672  Realogy Synthetic Letter of Credit ....      4.45%          10/10/16             399,878
                                                                                           ---------------

                  SERVICES - 0.4%
       3,000,000  US Airway Group Term Loan .............      4.25%          05/23/19           2,998,380
                                                                                           ---------------
                  TOTAL SENIOR FLOATING-RATE LOAN INTERESTS.............................        18,265,019
                  (Cost $18,123,760)                                                       ---------------


                See Notes to Quarterly Portfolio of Investments           Page 7

FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JULY 31, 2013 (UNAUDITED)


   PRINCIPAL                                                   STATED          STATED
     VALUE                      DESCRIPTION                    COUPON         MATURITY          VALUE
----------------  ---------------------------------------  --------------  --------------  ---------------

ASSET-BACKED SECURITIES - 1.7%
                  Ace Securities Corp.
$      3,234,066      Series 2007-HE2, Class A2A (h).....      0.31%          12/25/36     $     1,645,792
                  Carrington Mortgage Loan Trust
       2,150,643      Series 2006-NC4, Class A5 (h)......      0.25%          10/25/36           1,842,080
                  HSI Asset Securitization Corp. Trust
       1,614,843      Series 2007-NC1, Class A1 (h)......      0.29%          04/25/37           1,363,577
                  Keycorp Student Loan Trust
       2,459,317      Series 2000-A, Class A2 (h)........      0.59%          05/25/29           2,256,617
                  Morgan Stanley ABS Capital I
         816,974      Series 2006-HE6, Class A2B (h).....      0.29%          09/25/36             534,345
                  Securitized Asset Backed Receivables
                      LLC Trust
       9,684,220      Series 2006-FR4, Class A2A (h).....      0.27%          08/25/36           3,886,887
                  Soundview Home Loan Trust
       1,056,593      Series 2006-EQ2, Class A2 (h)......      0.30%          01/25/37             612,174
                                                                                           ---------------
                  TOTAL ASSET-BACKED SECURITIES..........................................       12,141,472
                  (Cost $14,930,229)                                                       ---------------

MORTGAGE-BACKED SECURITIES - 0.8%

                  COLLATERALIZED MORTGAGE OBLIGATIONS - 0.8%
                  Morgan Stanley Mortgage Loan Trust
       1,473,431      Series 2007-6XS, Class 2A1S (h)....      0.30%          02/25/47           1,297,711
                  Specialty Underwriting & Residential
                      Finance
       1,930,965      Series 2006-BC4, Class A2B (h).....      0.30%          09/25/37           1,168,044
                  Wells Fargo Mortgage Backed Securities
                      Trust
       3,648,773      Series 2006-AR7, Class 2A4 (h).....      2.62%          05/25/36           3,320,509
                                                                                           ---------------
                  TOTAL MORTGAGE-BACKED SECURITIES.......................................        5,786,264
                  (Cost $6,052,186)                                                        ---------------

     SHARES                                     DESCRIPTION                                     VALUE
----------------  -----------------------------------------------------------------------  ---------------

COMMON STOCKS - 2.2%

                  AUTOMOTIVE - 1.6%
         448,000  Ford Motor Co..........................................................        7,562,240
          98,768  General Motors Co. (k).................................................        3,542,808
                                                                                           ---------------
                                                                                                11,105,048
                                                                                           ---------------

                  BANKING - 0.6%
          75,700  Citigroup, Inc.........................................................        3,946,998
                                                                                           ---------------
                  TOTAL COMMON STOCKS....................................................       15,052,046
                  (Cost $14,700,177)                                                       ---------------


Page 8          See Notes to Quarterly Portfolio of Investments

FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JULY 31, 2013 (UNAUDITED)


     SHARES                                     DESCRIPTION                                     VALUE
----------------  -----------------------------------------------------------------------  ---------------

WARRANTS - 0.5%

                  AUTOMOTIVE - 0.5%
          77,608  General Motors Co. (k).................................................  $     2,039,538
          77,608  General Motors Co. (k).................................................        1,445,837
                                                                                           ---------------
                  TOTAL WARRANTS..........................................................       3,485,375
                  (Cost $4,065,974)                                                        ---------------

SHORT-TERM INVESTMENTS - 0.1%
         632,396  Dreyfus Government Cash Management - Institutional Shares..............          632,396
                                                                                           ---------------
                  TOTAL SHORT-TERM INVESTMENTS...........................................          632,396
                  (Cost $632,396)                                                          ---------------

                  TOTAL INVESTMENTS - 121.3%.............................................      845,934,888
                  (Cost $817,142,569) (l)                                                  ---------------

   PRINCIPAL                                                   STATED          STATED
     VALUE                      DESCRIPTION                    COUPON         MATURITY          VALUE
----------------  ---------------------------------------  --------------  --------------  ---------------

U.S. GOVERNMENT BONDS SOLD SHORT - (23.9%)
$    (20,500,000) United States Treasury Note ...........      0.25%          03/31/14         (20,520,418)
    (119,200,000) United States Treasury Note ...........      0.88%          02/28/17        (119,251,256)
     (27,500,000) United States Treasury Note ...........      2.00%          02/15/22         (26,713,665)
                                                                                           ---------------
                  TOTAL U.S. GOVERNMENT BONDS SOLD SHORT.................................     (166,485,339)
                  (Proceeds $167,794,344)                                                  ---------------

                  NET OTHER ASSETS AND LIABILITIES - 2.6%................................       17,855,608
                                                                                           ---------------

                  NET ASSETS - 100.0%....................................................  $   697,305,157
                                                                                           ===============

-----------------------------

      (a) This security or a portion of this security is segregated as collateral for investments sold short.

      (b) The Fund previously held non-transferable trust units that were originally issued to facilitate distribution of General Motors common stock and warrants pursuant to the General Motors Bankruptcy Plan of Reorganization. The non-transferable trust units existed only for the purpose of receiving residual cash, if any, from the General Motors Bankruptcy. These units were received in exchange for the previously owned General Motors 8.375% Corporate Notes that were scheduled to mature on July 15, 2033. On June 12, 2012, the holders of these units received new transferable General Motors Unsecured Claim (GUC) Trust Units, which were created to hold and administer the common stock and warrants of General Motors Company to be contributed to the GUC Trust under the General Motors Bankruptcy Plan of Reorganization.

      (c) Security issued by a U.S. incorporated entity, that has its principal value denominated in the listed foreign currency.

      (d) Fixed-to-floating rate or fixed-to-variable rate security. The interest rate shown reflects the fixed rate in effect at July 31, 2013. At a predetermined date, the fixed rate will change to a floating rate or a variable rate.

      (e)   Perpetual maturity.


                See Notes to Quarterly Portfolio of Investments           Page 9

FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JULY 31, 2013 (UNAUDITED)

      (f) This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A of the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Fund's Board of Trustees, this security has been determined to be liquid by MacKay Shields LLC, the Fund's sub-advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At July 31, 2013, securities noted as such amounted to $223,067,818, or 31.99% of net assets.

      (g)   The issuer is in default. Income is not being accrued.

      (h) Floating rate security. The interest rate shown reflects the rate in effect at July 31, 2013.

      (i) Senior Floating-Rate Loan Interests ("Senior Loans") in which the Fund invests pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate ("LIBOR"), (ii) the prime rate offered by one or more United States banks or (iii) the certificate of deposit rate. Certain Senior Loans are subject to a LIBOR floor that establishes a minimum LIBOR rate. The interest rate shown reflects the rate in effect at July 31, 2013.

      (j) Senior Loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of Senior Loans may be substantially less than the stated maturities shown.

      (k)   Non-income producing security.

      (l) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of July 31, 2013, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $46,151,302 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $17,358,983.

Currency Abbreviations:
      EUR   Euro
      GBP   British Pound Sterling
      USD   United States Dollar



Page 10         See Notes to Quarterly Portfolio of Investments

FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JULY 31, 2013 (UNAUDITED)

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of July 31, 2013 is as follows (see Note 2A - Portfolio Valuation in the Notes to Quarterly Portfolio of Investments):

                                                  ASSETS TABLE
                                                                                    LEVEL 2         LEVEL 3
                                                     TOTAL          LEVEL 1       SIGNIFICANT     SIGNIFICANT
                                                   VALUE AT         QUOTED        OBSERVABLE      UNOBSERVABLE
                                                   7/31/2013        PRICES          INPUTS           INPUTS
                                                ---------------  -------------  ---------------  --------------
Corporate Bonds and Notes*....................  $   577,317,942  $          --   $  577,317,942  $           --
Foreign Corporate Bonds and Notes*............      213,254,374             --      213,254,374              --
Senior Floating-Rate Loan Interests*..........       18,265,019             --       18,265,019              --
Asset-Backed Securities.......................       12,141,472             --       12,141,472              --
Mortgage-Backed Securities....................        5,786,264             --        5,786,264              --
Common Stocks*................................       15,052,046     15,052,046               --              --
Warrants*.....................................        3,485,375      3,485,375               --              --
Short-Term Investments........................          632,396        632,396               --              --
                                                ---------------  -------------  ---------------  --------------
Total Investments.............................      845,934,888     19,169,817      826,765,071              --
                                                ---------------  -------------  ---------------  --------------
Other Financial Instruments:
Forward Foreign Currency Contracts**..........        2,306,154             --        2,306,154              --
                                                ---------------  -------------  ---------------  --------------
Total.........................................  $   848,241,042  $  19,169,817  $   829,071,225  $           --
                                                ===============  =============  ===============  ==============

                                               LIABILITIES TABLE
                                                                                    LEVEL 2         LEVEL 3
                                                     TOTAL          LEVEL 1       SIGNIFICANT     SIGNIFICANT
                                                   VALUE AT         QUOTED        OBSERVABLE      UNOBSERVABLE
                                                   7/31/2013        PRICES          INPUTS           INPUTS
                                                ---------------  -------------  ---------------  --------------
U.S. Government Bonds Sold Short..............  $  (166,485,339) $          --  $  (166,485,339) $           --
                                                ===============  =============  ===============  ==============

*  See the Portfolio of Investments for industry breakout.
** See the Schedule of Forward Foreign Currency Contracts for contract and currency detail.


                See Notes to Quarterly Portfolio of Investments          Page 11

FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
PORTFOLIO OF INVESTMENTS (CONTINUED)
JULY 31, 2013 (UNAUDITED)

The following table presents the activity of the Fund's investments measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the period presented.

BEGINNING BALANCE AT OCTOBER 31, 2012
    Corporate Bonds and Notes                                  $          2,100
Net Realized Gain (Loss)                                                     --
Net Change in Unrealized Appreciation/Depreciation                           --
Purchases                                                                    --
Sales                                                                        --
    Corporate Bonds and Notes                                            (2,100)
Transfers In                                                                 --
Transfers Out                                                                --
ENDING BALANCE AT JULY 31, 2013
    Corporate Bonds and Notes                                                --
                                                               ----------------
Total Level 3 holdings                                         $             --
                                                               ================


All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between levels at July 31, 2013.

FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
SCHEDULE OF FORWARD FOREIGN CURRENCY CONTRACTS
JULY 31, 2013 (UNAUDITED)

                                      FORWARD FOREIGN CURRENCY CONTRACTS
                            ---------------------------------------------------------
                                                                         PURCHASE           SALE          UNREALIZED
SETTLEMENT                         AMOUNT               AMOUNT          VALUE AS OF      VALUE AS OF    APPRECIATION/
   DATE      COUNTERPARTY      PURCHASED (a)           SOLD (a)        JULY 31, 2013    JULY 31, 2013   (DEPRECIATION)
----------  --------------  --------------------  ------------------  ---------------  ---------------  --------------
 09/19/13        JPM        EUR      2,725,000    USD      3,568,605   $    3,625,845   $    3,568,605   $     57,240
 09/19/13        JPM        USD     70,300,153    EUR     52,427,000       70,300,153       69,758,592        541,561
 09/19/13        JPM        USD     60,988,314    GBP     38,982,000       60,988,313       59,280,960      1,707,353
                                                                                                         ------------
Net Unrealized Appreciation (Depreciation)............................................................   $  2,306,154
                                                                                                         ============

(a)   Please see Portfolio of Investments for currency descriptions.

Counterparty Abbreviations:
      JPM   JPMorgan Chase



Page 12         See Notes to Quarterly Portfolio of Investments

NOTES TO QUARTERLY PORTFOLIO OF INVESTMENTS

                 FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
                           JULY 31, 2013 (UNAUDITED)


                                1. ORGANIZATION

First Trust High Income Long/Short Fund (the "Fund") is a diversified, closed-end management investment company organized as a Massachusetts business trust on June 18, 2010 , and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund trades under the ticker symbol FSD on the New York Stock Exchange ("NYSE").

                     2. VALUATION AND INVESTMENT PRACTICES

A. PORTFOLIO VALUATION:

The net asset value ("NAV") of the Common Shares of the Fund is determined daily, as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of Common Shares outstanding.

The Fund's investments are valued daily in accordance with valuation procedures adopted by the Fund's Board of Trustees and in accordance with provisions of the 1940 Act. The Fund's securities will be valued as follows:

      Corporate bonds, notes, U.S. government securities, mortgage-backed securities, asset-backed securities and other debt securities are valued on the basis of valuations provided by dealers who make markets in such securities or by an independent pricing service approved by the Fund's Board of Trustees, which may use the following valuation inputs when available:

      1)    benchmark yields;

      2)    reported trades;

      3)    broker/dealer quotes;

      4)    issuer spreads;

      5)    benchmark securities;

      6)    bids and offers; and

      7)    reference data including market research publications.

      A ready market does not exist for some of these investments. As such, these values may differ from the values that would have been used had a ready market for these investments existed, and the differences could be material.

      Common stocks and other equity securities listed on any national or foreign exchange (excluding the NASDAQ(R) Stock Market LLC ("NASDAQ") and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for NASDAQ and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Securities traded in an over-the-counter market are valued at their closing bid prices.

      The loan assignments, participations and commitments ("Senior Loans")(1) held in the Fund are not listed on any securities exchange or board of trade. Senior Loans are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market-makers exist. This market, while having grown substantially since its inception, generally has fewer trades and less liquidity than the secondary market for other types of securities. Some Senior Loans have few or no trades, or trade infrequently, and information regarding a specific Senior Loan may not be widely available or may be incomplete. Accordingly, determinations of the market value of Senior Loans may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of Senior Loans than for other types of securities. Typically, Senior Loans are valued using information provided by a third party pricing service. The third party pricing service primarily uses over-the-counter pricing from dealer runs and broker quotes from indicative sheets to value the Senior Loans.

      Forward foreign currency contracts are valued at the current day's interpolated foreign exchange rate, as calculated using the current day's spot rate, and the thirty, sixty, ninety, and one-hundred eighty day forward rates provided by an independent pricing service.

      Debt securities having a remaining maturity of sixty days or less when purchased are valued at cost adjusted for amortization of premiums and accretion of discounts.

(1) The terms "security" and "securities" used throughout the Notes to Financial Statements include Senior Loans.

                 FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
                           JULY 31, 2013 (UNAUDITED)


In the event that the pricing service or dealer does not provide a valuation, or the valuations received are deemed unreliable, the Fund's Board of Trustees has designated First Trust Advisors L.P. ("First Trust") to use a fair value method to value the Fund's securities. Additionally, if events occur after the close of the principal markets for certain securities (e.g., domestic debt and foreign securities) that could materially affect the Fund's NAV, First Trust may use a fair value method to value the Fund's securities. The use of fair value pricing is governed by valuation procedures adopted by the Fund's Board of Trustees, and in accordance with the provisions of the 1940 Act. As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. In light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security will be the amount which the Fund might be able to receive upon its current sale. Fair valuation of a security is based on the consideration of all available information, including, but not limited to, the following:

      1)    the fundamental business data relating to the issuer;

      2) an evaluation of the forces which influence the market in which these securities are purchased and sold;

      3)    the type, size and cost of a security;

      4)    the financial statements of the issuer;

      5) the credit quality and cash flow of the issuer, based on the Sub-Advisor's or external analysis;

      6) the information as to any transactions in or offers for the security;

      7) the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;

      8)    the coupon payments;

      9) the quality, value and salability of collateral, if any, securing the security;

      10) the business prospects of the issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer's management;

      11) the prospects for the issuer's industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry; and

      12)   other relevant factors.


The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of July 31, 2013, is included with the Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS:

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis.

C. UNFUNDED LOAN COMMITMENTS:

The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrower's discretion. The Fund did not have unfunded delayed draw loan commitments as of July 31, 2013.

                 FIRST TRUST HIGH INCOME LONG/SHORT FUND (FSD)
                           JULY 31, 2013 (UNAUDITED)


D. FORWARD FOREIGN CURRENCY CONTRACTS:

The Fund is subject to foreign currency risk in the normal course of pursuing its investment objectives. Forward foreign currency contracts are agreements to exchange one currency for another at a future date and at a specified price. The Fund uses forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund's foreign currency exposure. These contracts are valued daily, and the Fund's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included on the Schedule of Forward Foreign Currency Contracts. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Due to the risks, the Fund could incur losses in excess of the net unrealized value shown on the Schedule of Forward Foreign Currency Contracts.

During the fiscal period ended July 31, 2013, the open and close notional values of forward foreign currency contracts were $1,340,708,339 and $(1,041,936,898), respectively.

E. FOREIGN CURRENCY:

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions.

F. SHORT SALES:

Short sales are utilized for investment and risk management purposes and are transactions in which securities or other instruments (such as options, forwards, futures or other derivative contracts) are sold that are not currently owned in the Fund's portfolio. When a short sale is engaged in, the security sold short must be borrowed and delivered to the counterparty. Short selling allows the Fund to profit from a decline in a market price to the extent such decline exceeds the transaction costs and the costs of borrowing the securities. The Fund will pay a fee or premium to borrow the securities and is obligated to repay the lenders of the securities. Any dividends or interest that accrues on the securities during the period of the loan are due to the lenders. A gain, limited to the price at which the security was sold short, or a loss, unlimited in size, will be recognized upon the termination of the short sale. Any such gain or loss may be offset, completely or in part, by the change in the value of the long portion of the Fund's portfolio. The Fund is subject to the risk it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund.

ITEM 2. CONTROLS AND PROCEDURES.

   (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

   (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 3. EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)       First Trust High Income Long/Short Fund
             ----------------------------------------------------

By (Signature and Title)*               /s/ Mark R. Bradley
                                        ----------------------------------------
                                        Mark R. Bradley, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: September 18, 2013
     ------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*               /s/ Mark R. Bradley
                                        ----------------------------------------
                                        Mark R. Bradley, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: September 18, 2013
     ------------------------

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, Treasurer,
                                        Chief Financial Officer and
                                        Chief Accounting Officer
                                        (principal financial officer)

Date: September 18, 2013
     ------------------------

* Print the name and title of each signing officer under his or her signature.